SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 002-83367)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 51	[X]
and
REGISTRATION STATEMENT (No. 811-03725)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 51	[X]

Fidelity California Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
( )	on ( ) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
(X)	on (April 29, 2006) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

California Municipal Income

Fund

Class A

(Fund 1099, CUSIP 316061704)

Class T

(Fund 1102, CUSIP 316061803)

Class B

(Fund 1100, CUSIP 316061886)

Class C

(Fund 1101, CUSIP 316061878)

Prospectus

April 29, 2006

Class A, Class T, Class B, and Class C are classes of Fidelity® California Municipal Income Fund

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks a high level of current income, exempt from federal and California personal income taxes.

Principal Investment Strategies


  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and California personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index, which as of February 28, 2006, was the Lehman Brothers® California Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks


  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within California can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® California Municipal Income Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class T, a class of the fund, and compares Class T's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Class T also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Fidelity Advisor CA Municipal Income - Class T
Calendar Years	2003	2004	2005
	%	%	%



During the periods shown in the chart for Class T of the fund:	Returns	Quarter ended
Highest Quarter Return	 __%	[Month] [Day], [Year]
Lowest Quarter Return	 __%	[Month] [Day], [Year]
Year-to-Date Return	 __%	[Month] [Day], [Year]

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class T are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2005	Past 1 year	Life of class
Fidelity Advisor California Municipal Income
Class A - Return Before Taxes	 -%	 %A
Class T - Return Before Taxes	 %	 %A
 Return After Taxes on Distributions	 %	 %A
 Return After Taxes on Distributions and Sale of Fund Shares	 %	 %A
Class B - Return Before Taxes	 %	 %A
Class C - Return Before Taxes	 %	 %A
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 %	 %B
Lehman Brothers CA Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 %	 %A
LipperSM CA Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 %	--

A From August 1, 2002.

B From August 31, 2002.

If Fidelity Management & Research Company (FMR) were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers California Enhanced Municipal Bond Index is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of one year or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. [The annual class operating expenses provided below for [each class/[Name(s) of Class(es)]] are based on historical expenses, adjusted to reflect current fees.] [The annual class operating expenses provided below for [each class/[Name(s) of Class(es)]] do not reflect the effect of any [voluntary expense reimbursements] [or] reduction of certain expenses] during the period.] [The annual class operating expenses provided below for [each class/[Name(s) of Class(es)]] are based on historical expenses.]

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	4.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D, E	0.75%F	0.25%G	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)E	0.50%	0.50%	0.50%	0.50%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 0.75% to 0%.

G Class T purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	%	%	%	%
Distribution and/or Service (12b-1) fees	0.15%	0.25%	0.90%	1.00%
Other expenses	%	%	%	%
Total annual class operating expensesA	%	%	%	%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
0.70%	8/1/02	0.80%	8/1/02	1.45%	8/1/02	1.55%	8/1/02

These arrangements may be discontinued by FMR at any time.

Prospectus

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 	$ 	$ 	$ 	$ 	$ 	$ 	$
3 years	$ 	$ 	$ 	$ 	$ 	$ 	$ 	$
5 years	$ 	$ 	$ 	$ 	$ 	$ 	$ 	$
10 years	$ 	$ 	$ 	$ 	$ A	$ A	$ 	$

A Reflects conversion to Class A shares after a maximum of seven years.

[A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. [In addition,] [T/t]hrough arrangements with the fund's [custodian] [,/and] [transfer agent] [,] [and] [pricing and bookkeeping agent], credits realized as a result of uninvested cash balances are used to reduce [custodian] [,/and] [transfer agent] [,] [and] [pricing and bookkeeping] expenses.] [Including [this/these] reduction[s], the total [fund/[Name of Class]] operating expenses are shown in the table below.]]

Total Operating Expenses
Class A	 %[A]
Class T	 %[A]
Class B	 %[A]
Class C	 %[A]

[A After reimbursement.]

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks a high level of current income, exempt from federal and California personal income taxes.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and California personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and California personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to California personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of February 28, 2006, FMR was using the Lehman Brothers California Enhanced Municipal Bond Index in managing the fund's investments. As of February 28, 2006, the fund's dollar-weighted average maturity was approximately __ years and the index's dollar-weighted average maturity was approximately __ years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in California, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Prospectus

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Geographic Concentration. [Investors will be exposed to risks associated with the unique aspects of California's economy, political system and government financing structures. As of early 2005, the State's economy was recovering from a recession, with moderate growth predicted to mirror the national economy. After the early 2000's recession and the weak stock market created State budget gaps as high as $38 billion and accumulated a large budget deficit, part of which has been funded with the issuance to date of $11 billion of a total $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004, the State still faces a multi-billion dollar structural budget gap which must be addressed for the upcoming 2005-06 fiscal year and future years.]

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or California personal income tax.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please call 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through an investment professional. When you invest through an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

Prospectus

Shareholder Information - continued

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Roundtrip transactions are counted at the shareholder account level for this purpose and each class of a multiple class fund is treated separately. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

Shareholder Information - continued

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B or Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When the authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund and shares will be bought at the next offering price or NAV, as applicable, calculated after the order is received by the authorized intermediary or mutual fund.

Prospectus

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
Through regular investment plansA	$100
To Add to an Account	$100
Minimum Balance	$1,000

A An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Shareholder Information - continued

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money Line® to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from certain other Fidelity funds. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Advisor Systematic Investment Program.
  Use Fidelity Advisor Systematic Exchange Program to exchange from certain Fidelity money market funds or a Fidelity fund that offers Advisor classes of shares.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the redemption fee (short-term redemption fee), if applicable, and any applicable CDSC.

If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: i) redemptions of shares acquired by reinvesting dividends and distributions; ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund as long as the money never leaves the fund; and iii) redemptions in kind.

Effective December 31, 2005, the fund also permits waivers of the short-term redemption fee for the following transactions:

(Note: if you transact directly with Fidelity, the following transactions will not be exempt from redemption fees until the necessary modifications are made to Fidelity's recordkeeping systems. These modifications are targeted to be completed before May 31, 2006.)

  Redemptions related to death or due to a divorce decree .

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Prospectus

Shareholder Information - continued


The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers, including Strategic Advisers, Inc., an affiliate of FMR, that manage accounts that invest in the fund may pay short-term redemption fees on behalf of their investors. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When the authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, and any applicable CDSC, after the order is received by the authorized intermediary or mutual fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or

Prospectus

  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically
  Use Fidelity Advisor Systematic Exchange Program to exchange to the same class of another Fidelity fund that offers Advisor classes of shares or to certain Fidelity funds.
  Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Class A, Class T, Class B, or Class C account.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity fund that offers Advisor classes of shares.
Minimum Initial Not Applicable	Minimum Additional Not Applicable

Procedures

  To set up for a new or existing account, call your investment professional or call Fidelity at the appropriate number found in "General Information" for the appropriate enrollment form.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Advisor Systematic Exchange Program
To move money from certain Fidelity money market funds to Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares or from Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares to the same class of another Fidelity fund.

Minimum $100		Frequency Monthly, quarterly, semi-annually, or annually

Procedures

  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" after both accounts are opened.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 2 business days prior to your next scheduled exchange date.
  The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of $1,000.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Class A, Class T, Class B, or Class C account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Class A and Class T: Monthly, quarterly, or semi-annually Class B and Class C: Monthly or quarterly

Procedures

  Accounts with a value of $10,000 or more in Class A, Class T, Class B, or Class C shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.
  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.
  Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

Prospectus

Shareholder Information - continued

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in April and December.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Prospectus

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax and California personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

Shareholder Information - continued

For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or California personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal and California personal income tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 31, 2005, FMR had approximately $9.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2005, FIIA had approximately $24.4 billion in discretionary assets under management. For the fund, For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2005, FIIA(U.K.)L had approximately $15.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2005, FIMM had approximately $275.2 billion in discretionary assets under management.

[Insert Portfolio Manager Biography here.]

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by [Name(s) of Portfolio Manager(s)].

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For February 2006, the group fee rate was __%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended February 28, 2006, was ___% [after reimbursement,] of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi- annual report for the fiscal period ended August 31, 2005.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

[As of February 28, 2006, approximately ____% of the fund's total outstanding shares was held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, such as banks, broker-dealers, and other service-providers, may receive from FMR, FDC and/or their affiliates compensation for their services intended to result in the sale of shares of the fund. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services
  payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail on the following pages and in the SAI.

Prospectus

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999B	4.75%	4.99%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	 None	 None	 0.75%
$4,000,000 to $24,999,999	 None	 None	 0.50%
$25,000,000 or more	 None	 None	 0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	0.75%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.


Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Prospectus

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Destiny® I and Destiny II, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Prospectus

Fund Services - continued

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales Charge A
Less than 1 year	 5%
1 year to less than 2 years	 4%
2 years to less than 3 years	 3%
3 years to less than 4 years	 3%
4 years to less than 5 years	 2%
5 years to less than 6 years	 1%
6 years to less than 7 years B 	 0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Prospectus

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k) and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) or plans investing through the Fidelity Advisor 403(b) program;

2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

4. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

5. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

Prospectus

Fund Services - continued

6. Purchased by the Fidelity Investments Charitable Gift Fund; or

7. Purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program.

A waiver form must accompany these transactions.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k) and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) or plans investing through the Fidelity Advisor 403(b) program;

2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

4. Purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

5. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

7. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

8. Purchased by the Fidelity Investments Charitable Gift Fund;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

Prospectus

10. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

12. Purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program.

A waiver form must accompany these transactions.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian;

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans);

4. Purchased by the Fidelity Investments Charitable Gift Fund; or

5. On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined. (To determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase.)

You may be required to submit a waiver form with these transactions.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

Prospectus

Fund Services - continued

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (except Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs;

4. Through the Fidelity Advisor Systematic Withdrawal Program ;

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan); or

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

You may be required to submit a waiver form with these transactions.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers, including CDSC waivers, is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.


Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund.


To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

Prospectus

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

Prospectus

Fund Services - continued

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Prospectus

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive sales concessions, finder's fees, and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of each class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for each class. The SAI contains further details about these payments made by FMR, FDC and their affiliates and the services provided by certain intermediaries. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.


No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operation. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions).This information has been audited by ____, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03725

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, Directed Dividends, and Destiny are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.766652.105-a ASCM-pro-0406

FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND

Class A, Class T, Class B, Class C, and Institutional Class

Classes of Fidelity® California Municipal Income Fund

A Fund of Fidelity California Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2006

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2006, or an annual report for Class A, Class T, Class B, Class C, and Institutional Class of the fund, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at www.advisor.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding California	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>

Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

ASCM/ASCMI-ptb-0406
1.766650.105-a

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Fidelity® California Municipal Income (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page 5.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital. Certain Fidelity funds are permitted to invest their assets allocated to debt in a central fund. Such an investment allows a fund to obtain the benefits of a fully diversified bond portfolio regardless of the amount of assets the fund invests in debt.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of the fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the fund is not subject to registration or regulation as a CPO.

The fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

[The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by a fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to a fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State, its agencies, or instrumentalities, as available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

Overview

Following several years of very strong growth in the late 1990's, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. Over several years, revenues proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. After a delay of almost one month, the 2003-04 fiscal year budget was enacted with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment over several years of an accumulated budget deficit then estimated at $10.7 billion (but subsequently recalculated at $8.6 billion).

In October, 2003, a successful recall election resulted in the replacement of the prior Governor with new Governor Arnold Schwarzenegger. On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor. Proposition 57 authorizes issuance of $15 billion of "economic recovery bonds" to fund previous budget deficits. About $11 billion of these bonds were issued in the spring of 2004 to fund the accumulated budget deficits and provide about $2.2 billion for the 2004-05 fiscal year budget. Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits. See "Recent Financial Results - Balanced Budget Amendment" below.

The final 2004-05 fiscal year budget continued the pattern of recent years, with a combination of expenditure reductions, one-time funding mechanisms and borrowing from both external markets, other State funds and local governments. Although revenue results in the 2004-05 fiscal year have exceeded projections, the Administration estimates the State will face a structural budget deficit of about $9 billion for 2005-06 fiscal year. The Governor has proposed additional spending cuts and reform of a variety of funding requirements, including for education, which would require amendment to the State constitution.

The State faced serious cash flow difficulties in recent years as a result of the ongoing budget deficits and severely reduced revenues. It has had to resort to a series of external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $14 billion of cash flow notes to fund its requirements in the 2003-04 fiscal year, maturing in June, 2004. Repayment of this borrowing was accomplished with a combination of ongoing revenues and proceeds from the issuance of the economic recovery bonds approved at the March 2004 election, and the State's cash flow borrowing in the 2004-05 fiscal year was reduced to $6 billion. Although about $3.75 billion of economic recovery bond capacity remains, the State budget still contains a large structural deficit. Unless this structural deficit can be addressed on a long-term basis, the State may continue to require access to external capital markets to meet its cash requirements.

The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds.

Economic Factors

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 36-1/2 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession, but growth has returned to between 1.5 and 2.0 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,185 billion in 2003, accounts for about 13% of all personal income in the nation. Total employment is over 16.5 million, the majority of which is in the service, trade and manufacturing sectors.

California rebounded from the most serious recession since the 1930's and began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed between 2001 and 2003 reflecting weakness in overseas economies (particularly in Asia). Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.

Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Job growth resumed in the second half of 2003 and 2004, with nonfarm payroll employment in December 2004 about 1.1 percent higher than a year earlier. Personal income also showed strong growth, with a 5.7 percent gain in the first three quarters of 2004 as compared to the year earlier. Residential construction and existing home sales remained strong in 2003 and 2004, in part due to low interest rates. After several weak years, nonresidential construction grew more strongly in 2004. Exports through California ports reversed their declines of several years and showed year-over-year increases in 2003 and 2004. In January, 2005, the State Department of Finance projected continued moderate growth in the economy in 2005 and 2006.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State was about $13.8 billion below its appropriation limit in fiscal year in 2003-04 and will be about $9.4 billion below the limit in 2004-05, and $9.7 billion below its limit in 2005-06.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2005, the State had outstanding approximately $34.5 billion of long-term general obligation bonds and $7.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.9 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of January 1, 2005 the State had about $31.3 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $3.6 billion of authorized and unissued lease-purchase debt. In the 2003-04 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 2.8% of General Fund revenues. However, debt service costs in 2003-04 had been reduced through a debt restructuring, and revenues included one-time receipts from economic recovery bonds and sale of tobacco litigation settlement moneys. See also "Bond Ratings" below.

Recent Financial Results

The principal sources of General Fund tax revenues in 2003-04 were the California personal income tax (49 percent of total tax revenues), the sales and use tax (32 percent), and the corporation tax (9 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source is projected to increase to about $8.2 billion, or about 10% of General Fund revenues in 2004-05.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.6 billion in the 2004-05 fiscal year. The State will pay about $800 million in the 2004-05 fiscal year for "pay as you go" funding for health benefits for retired State employees. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability; the State has not computed this liability to date.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years , Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

Recent Budgets Prior to 2003-04

The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just below $7,000 per pupil in the 2003-04 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money by 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments.

The 2002-03 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

Fiscal Year 2003-04 Budget

Original Budget Proposal The Proposed 2003-04 Governor's Budget released on January 10, 2003 (the "2004 Governor's Budget") projected a continuing, significant downward revision of estimated State revenues, and indicated that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

May Revision As noted above some budget reductions were passed by the Legislature in March and April, 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of economic recovery bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid. Repayment of these bonds would be based on annual appropriations.

2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3. The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action.

Final Budget Act Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year-end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

1. As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of "fiscal recovery bonds" designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. (The new Administration subsequently estimated that because of stronger revenue results than anticipated, the June 30, 2003 budget deficit was only about $8.6 billion.) Issuance of these bonds had been delayed because of a legal challenge which was pending in court, but on March 2, 2004, voters approved Proposition 57 to authorize $15 billion of general obligation "economic recovery bonds" to replace the fiscal recovery bonds approved in July.

2. The budget also assumed two other external borrowings. The first was the second part of a tobacco securitization sale, postponed from spring, 2003 This sale was completed in September 2003 and produced about $2.2 billion of General Fund revenue. The second was the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale was prevented from going ahead by an adverse court decision.

3. As noted, the budget relied on substantial savings in program costs, spread across most programs. K-12 schools received the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil. Significant cuts were made in higher education support, offset in part by student fee increases in the range of 30%. Other fee increases offset reductions in support for trial courts and resources programs. Health and social service costs were limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs were to be reduced by voluntary agreements to be negotiated with employee unions or layoffs; some but not all of these savings were achieved.

4. The budget assumed receipt of about $1.8 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. Although the new Governor reversed this action, the State saved about $1.3 billion in deferred "backfill" payments to local governments. Legislation was enacted promising to repay this amount in August, 2006. Another major one-time budget action was a shift in Medi-Cal accounting to add about $930 million in 2003-04. There were no other tax or revenue increases, aside from certain fees. The Governor's realignment proposal to transfer certain health and social services programs to local governments was not enacted.

With the successful issuance of economic recovery bonds which generated $11.25 billion in General Fund receipts, of which about $9.2 billion were allocated to the 2003-04 year, and improved revenues from a strengthening economy, the State ended the year at June 30, 2004 with an estimated $1.7 billion budget reserve.

Fiscal Year 2004-05 Budget

Governor's Budget Proposals The Proposed 2004-05 Governor's Budget (the "2005 Governor's Budget") released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for the 2004-05 fiscal year. The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion. The 2004 Governor's Budget revised this estimate to about $290 million, assuming enactment of certain mid-year budget adjustment proposals (which were not adopted).

The May Revision of the 2004-05 Governor's Budget reported increased revenues as well as increased expenditures (as a portion of new revenues were required to go to schools under Proposition 98), but the total impact was a projected increase in the June 30, 2005 budget reserve of about $363 million to $998 million.

2004-05 Budget Act. Following lengthy negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted on July 29, 2004. The Budget Act projected General Fund revenues and transfers of $77.3 billion (including application of $2 billion of economic recovery bond proceeds). Expenditures were estimated at $80.7 billion (the gap being made up from carryover resources from the prior year) and the year-end reserve at June 30, 2005 was estimated at $768 million. In October, 2004, the State issued $6 billion of revenue anticipation notes, due June 30, 2005, to cover normal cash flow needs during the fiscal year.

The major features of the 2004 Budget Act were the following:

1. Resetting the minimum Proposition 98 funding guarantee for public schools to save about $2 billion. This still provided an increase in funding for public schools to cover enrollment growth and inflation.

2. Cuts in General Fund support for higher education, to be offset by fee increases. After 2004-05, the Governor promised to allow a uniform fee increase policy, and to start to restore funding to State universities. As a result of budget cuts, State higher education units had to limit admissions for the first time in many years.

3. Limited reductions in health and welfare costs, saving about $1 billion. The Governor proposed a wide range of reductions in health and social services programs which will largely take effect in future years.

4. Reduction in pension costs for new employees for the first two years of employment. The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of the lawsuit which blocked the 2003 pension obligation bond issue. This proposal will not be implemented before June 30, 2005, as litigation is continuing.

5. Reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts. This was incorporated into Proposition 1A, and will be repeated in 2005-06.

6. Reduction of $1.1 billion by suspending planned General Fund expenditures for the Transportation Investment Fund enacted several years earlier in better fiscal times.

7. A proposal to use moneys from new tribal gaming compacts with five tribes to obtain about $300 million of new General Fund revenue (a figure later reduced to $16 million) and to sell about $1 billion of bonds secured by future tribal payments to repay the loans from the Transportation Investment Fund to accelerate construction of transportation projects. This bond transaction is on hold pending the outcome of certain litigation.

In the 2005-06 Proposed Governor's Budget, released on January 10, 2005 ("2006 Governor's Budget"), the State Department of Finance estimated that the 2004-05 fiscal year would end with a budget reserve almost the same as the initial projection of almost $800 million. Both revenues and expenditures were projected to increase, to $78.2 billion and $82.3 billion, respectively.

The Governor in 2004 implemented a California Performance Review, which carried out a comprehensive analysis of State government. The major areas for review included: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. The Governor and legislature are considering various recommendations, but no cost savings are assumed in 2004-05.

Proposed 2005-06 Fiscal Year Budget

The 2006 Governor's Budget projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under current programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor has proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms described below which would have to approved by the voters. The major features of the proposed 2005-06 Budget include:

1. Increases in Proposition 98 funding to cover enrollment growth and inflation, but not additional appropriations which would be required under current law due to the deferrals from the prior years, saving about $2.2 billion. Higher education funding would increase from the prior year in line with the new "Compact" approved in 2004 to provide greater funding stability.

2. Continued reform of health and welfare programs to reduce the rate of growth. Expenditures would increase by $1.2 billion over the prior year, but there would be savings of several billion dollars over previously anticipated costs.

3. Pension initiatives to save about $300 million by shifting new employees into a corporate-style defined contribution plan in place of the existing defined benefit plan, and to save $470 million by ending State contributions to the State Teachers Retirement System which had begun in the early 1970's to bring the System into actuarial soundness, but had not been intended as a permanent cost.

4. Continued external borrowing, but at a lower level than previous years. The Governor proposed using $1.7 billion of remaining economic recovery bonds, and another effort to use pension obligation bonds to pay some pension costs in the fiscal year, assuming successful conclusion of litigation. The Governor also proposed issuing about $460 million of bonds to pay a judgment in a lawsuit relating to liability for flood damage. This bond may also be subject to litigation.

5. Other cost savings, inter-fund borrowings and deferrals.

Governor's Budget Reform Proposals

In order to more permanently eliminate the structural budget gap, the Governor proposed a series of reforms, which will require amendment of the Constitution. If the Legislature does not approve these reforms in a short time, the Governor has indicated he will support an initiative campaign and may call a special election to vote on these proposals or others covering similar subjects later in 2004.

1. Automatic Budget Reductions - Under this proposal, if the Governor determines that revenues and expenditures in any fiscal year are projected to go more than $250 million out of balance (adjusted for inflation over time), he or she may declare an emergency and request the Legislature to take action. If no action is taken within a specified period (30 to 45 days), automatic across-the-board budget cuts would go into effect in an amount needed to rebalance the budget. Payments required by federal law or to support debt service on bonds would be excluded from the cuts, but virtually all other State payments, including salaries, school payments, and vendor payments would be affected.

2. Proposition 98 - The proposal would revise the Proposition 98 formulas to eliminate the "maintenance factor" which reduces payments to schools in certain years of lower revenue growth, but requires later repayments. As a result, school districts would be subject to automatic budget cuts under the proposal described above, but the present law allowing the Legislature to suspend the minimum guaranty in any year would be eliminated. Existing obligations to school districts under current law, totaling about $5 billion, would be repaid over 15 years.

3. Special Funds and Mandates - The ability of the Legislature to borrow money from special funds for budget balancing would be eliminated (temporary borrowing for cash management purposes would not be affected). Until this provision goes into effect, borrowing from the Transportation Improvement Fund would be allowed until 2006-07, and barred thereafter. Moneys owed to this Fund, and moneys owed to local governments for previous state mandates, would be repaid over 15 years.

Ongoing "Structural Deficit"

The independent Legislative Analyst's Office ("LAO") has reported for several years that the State is facing a "structural deficit," because of a continuing imbalance between its basic level of revenues and its mandated spending levels for enacted programs. In a report issued on January 12, 2005, LAO indicates that while the 2005-06 Governor's Budget has several "positive attributes," LAO estimates that even if all the proposals are adopted, they will only address about half of the ongoing structural deficit, and absent further corrective action, the State will continue to face deficits in future years.

In a further report issued on February 22, 2005, the LAO estimated that revenues for the 2004-05 and 2005-06 fiscal years would be about $2 billion higher than projected by the Governor's Budget, based on more recent trends. Nonetheless, the LAO continued to warn that the Governor's proposal had a number of components which were uncertain to be achieved, and still left a large structural gap unanswered by continuing to rely on one-time solutions.

Cash Flow Requirements

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.

The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of economic recovery bonds. For the 2004-05 year, the State issued $6 billion of RANs as part of its normal cash management program, which are due on June 30, 2005. The State has about $3.75 billion of economic recovery bond authorization remaining which can assist in cash management. If it is unable to bring its ongoing structural budget deficit into balance, it may again face cash flow problems in the future and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

Bond Ratings

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of February 1, 2005, were Standard & Poor's "A," Fitch "A-" and Moody's "A3." The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results - State-local Fiscal Relations" above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See "Recent Financial Results - Continuing Budget Shortfall" and "---Fiscal Year 2004-05 Budget."

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Debt Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Debt Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any Debt Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.]

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

Relationship between Puerto Rico and the United States

The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

Government Structure

The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

The Economy of Puerto Rico

The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2004 (from July 1, 2003 through June 30, 2004), trade with the U.S. accounted for approximately 82% of Puerto Rico's exports and approximately 45% of its imports. Factors affecting the U.S. economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the U.S. in 2001 and 2002, and the subsequent recovery, has also been reflected in the Puerto Rico economy, although to a lesser degree.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In prior years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2004. In fiscal year 2004, aggregate personal income was $46.8 billion ($43.8 billion in 2000 prices) and personal per capita income was $12,031 ($11,260 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2004 were $9.7 billion, of which $7.5 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Forecast for Fiscal Year 2006. The forecast by the Puerto Rico Planning Board (Planning Board) for current real gross national product for fiscal year 2006, released in February 2005, projects an increase of 2.5%. The most important short-term factors that could have an adverse effect on the economy include the persistent high level of oil prices, the upward trend in short-term interest rates, the depreciation of the U.S. dollar, which affects the value of imports to Puerto Rico, and the possibility of a deceleration of public investment due to the Commonwealth's fiscal difficulties, which could reduce activity in construction and other sectors. The continued upward trend of interest rates may also contribute to a possible economic slowdown in general. The increase in oil prices coupled with other price increases, also serve to reduce disposable income and, therefore, overall economic activity. The Commonwealth is dependent on oil for approximately 70% of its power generation. Therefore, the increases in oil prices are expected to negatively affect the Commonwealth's economy. On the other hand, it is expected that the implementation of the tax reform will positively affect economic activity of the Commonwealth. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

Fiscal Year 2005. According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance of the U.S. economy.

The Planning Board's current real gross national product forecast for fiscal year 2005, released in February 2005, projected an increase of 2.3%. The major short-term factors that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the continued upward trend in short-term interest rates, and the devaluation of the U.S. dollar, which affects the value of imports to Puerto Rico.

Fiscal Year 2004. The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross national product. Nominal gross national product was $50.3 billion in fiscal year 2004 ($43.9 billion in 2000 prices), compared to $47.4 billion in fiscal year 2003 ($42.8 billion in 2000 prices). This represents an increase in nominal gross national product of 6.1%. Aggregate personal income increased from $44.7 billion in fiscal year 2003 ($42.4 billion in 2000 prices), to $46.8 billion in fiscal year 2004 ($43.8 billion in 2000 prices), and personal income per capita increased from $11,566 in fiscal year 2003 ($10,962 in 2000 prices), to $12,031 in fiscal year 2004 ($11,260 in 2000 prices). According to the Household Survey, total annual employment averaged 1,205,600 in fiscal year 2004 compared to 1,188,015 in fiscal year 2003, an increase of 1.5%. Concurrently, the unemployment rate also decreased from 12.1% during fiscal year 2003 to 11.4% during fiscal year 2004.

Economic Performance by Sector

The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2000 to fiscal year 2004 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2004 manufacturing generated $34.1 billion or 43.2% of gross domestic product. During fiscal year 2005, payroll employment for the manufacturing sector was 117,242, a decrease of 1.1% compared with fiscal year 2004, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of June 2005, the average hourly manufacturing wage rate in Puerto Rico was 65.8% of the average mainland U.S. rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers, and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. However, federal legislation enacted in 1996, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period.

Total employment in the manufacturing sector decreased by 25,691 from fiscal year 2000 to fiscal year 2005. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2000 and 2004, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.2%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2004, services generated $30.5 billion of gross domestic product, or 38.7% of the total. Services employment grew from 510,758 in fiscal year 2000 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6% during such period. Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 2000 to 2004, as measured by gross domestic product. From fiscal year 2000 to 2004, gross domestic product increased in wholesale and retail trade from $8.3 billion to $9.6 billion, and in finance, insurance, and real estate from $10.0 billion to $13.0 billion. There are 16 commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2005 were $100.0 billion. As of June 30, 2005, there were approximately 35 international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $72.8 billion.

Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2004, the government accounted for $7.4 billion of Puerto Rico's gross domestic product, or 9.4% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities have begun to negotiate the economic and non-economic terms of at least forty collective bargaining agreements, which could have a material impact on the Commonwealth's General Fund.

On August 3, 2005, the Governor issued an Executive Order requiring most Executive Branch agencies to establish a voluntary employee hourly reduction program. The purpose of the program is to reduce salary expenditures by the government. The program establishes two hourly alternatives with different pay incentives: (i) one day per week work reduction (approximately 7.5 hours or 20% of the work week) with a 15% reduction in salary; and (ii) 50% reduction in the regular hourly work week with a 35% reduction in salary (for those employees with 5 years or less before retirement, the second option will only entail a 25% reduction in salary). Participation in this voluntary program will not result in any payroll contribution reductions to the Government Employees Retirement System.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. However, during the period from fiscal year 2000 through fiscal year 2004, real construction investment decreased 3.3%. This decline is relatively small when compared to the high levels of construction activity previously recorded.

The total value of construction permits increased 21.2% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2004, approximately 41% of the total investment in construction was related to public projects. During fiscal year 2005, the total value of construction permits increased 0.1% compared with fiscal year 2004. Average payroll employment in the construction sector during fiscal year 2005 was 67,516, a decrease of 2.3% from fiscal year 2004.

During fiscal year 2005, total sales of cement, including imports, decreased 0.1% compared with fiscal year 2004.

Total construction investment for fiscal year 2004 increased (in real terms) by 1.5%, which was the first increase in 3 years. For fiscal years 2005 and 2006, the Planning Board forecasts construction investment increases (in real terms) of 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. However, public investment in construction could be negatively affected by the Commonwealth's fiscal difficulties.

Tourism. During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms from tourist developments opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

During fiscal year 2004, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,787,300, an increase of 3.2% over the number of persons registered during fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003. The average number of rooms available in tourist hotels decreased 1.6% during fiscal year 2004 compared to fiscal year 2003.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, is in the process of finishing the development of the largest convention center in the Caribbean, and the centerpiece of a 100 acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005, and 17 conventions have already been booked for the first year of operations.

The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the Jose Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2004, gross income from agriculture was $780.7 million, an increase of 2.8% compared with fiscal year 2003. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2004, traditional crops, livestock products, starchy vegetables, ornamental plants, and other products contributed a higher percentage of the sector's income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and property registry fees. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

The Commonwealth's economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth's competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

The Commonwealth has formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust, that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities.

The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from special incentives such as (i) an excise tax exemption on machinery and equipment acquired by a call center; and (ii) a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and a preferential tax rate of 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly.

With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) require that at least 15% of products and services purchased by public agencies be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

For fiscal year 2005, the Commonwealth enacted a "sunset provision" that lowered all long-term capital gains tax rates by 50%. In particular, gains realized from July 1, 2004 to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, are taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. As part of the package of legislative measures proposed to increase General Fund revenues for fiscal years 2006 and 2007, however, the preferential long-term capital gains rates have been eliminated, and all long-term capital gains realized during taxable years that commenced after June 30, 2005 will be taxed at a rate of 12.5%, in the case of individuals, estates, and trusts; and 20% in the case of corporations and partnerships.

The 1998 Tax Incentives Act permits: (i) income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized in taxable years that started on or before June 30, 2005 from the sale of the stock of Puerto Rico corporations acquired in an initial public offering made after June 30, 1997, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or under-developed sites.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects in the life sciences sector.

The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested that the Joint Commission on Taxation (JCT) and the General Accounting Office (GAO) study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S. based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S. based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. Corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections. Currently, the U.S. Congress is considering legislation that would extend to production activities that take place in Puerto Rico, section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico (GDB) with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry; and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,800 new hotel rooms.

Incentives under the U.S. Code

U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Section 30A. The 1996 Amendments added Section 30A to the U.S. Code. Section 30A permits a "qualifying domestic corporation" (QDC) that meets certain gross income tests to claim a credit (the Section 30A Credit) against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business (possession income). The Section 30A Credit will not be available for taxable years commencing on or after January 1, 2006.

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the U.S. Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (income cap).

Section 936. Under Section 936 of the U.S. Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application (Section 936 Corporations) are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico (active business income) and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, of the U.S. Code, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936 of the U.S. Code; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936 of the U.S. Code. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing on or after January 1, 2006.

Controlled Foreign Corporations

Because of the credit limitations and impending phase out of Sections 30A and 936 of the U.S. Code, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over 120 corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 30A and 936 of the U.S. Code. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes, and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $705,522,695 in the fiscal year ending June 30, 2006 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B bear interest at 12% per annum). Debt service for Puerto Rico Aqueduct and Sewer Authority's guaranteed bonds paid by the Commonwealth during fiscal year 2005 (including, for this purpose, debt service payments due and paid on July 1, 2005) was $30,127,367.50. The sum of those amounts ($735,650,063) is equal to 9.45% of $7,781,435,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2004 and the currently estimated adjusted internal revenues for the fiscal year ended June 30, 2005. If bonds refunded with non-eligible investments described in the preceding sentence were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.82%. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

As of September 30, 2005, total outstanding public sector debt was $37.190 billion, of which $2.849 billion, or 7.7%, comprised short-term debt.

In May 2005, Moody's Investors Service (Moody's) and Standard & Poor's Rating Services (S&P), a division of The McGraw-Hill Companies, Inc., each announced downgrades to the Commonwealth's general obligation debt rating. Moody's and S&P lowered their respective ratings on the Commonwealth's general obligation debt from "Baa1" to "Baa2" and from "A-" to "BBB." Among the reasons given by the rating agencies for the reduction in the ratings were, among others, the concern over the Commonwealth's financial performance, particularly the current structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (Employees Retirement System), the uncertainty surrounding the approval of a budget for fiscal year 2006, and the availability of additional recurring revenue sources.

On October 21, 2005, S&P further lowered GDB's long-term counterparty credit rating to "BBB" from "BBB+" and affirmed its short-term, counterparty rating of "A-2." S&P's rating reduction of GDB was made in order to further align GDB's rating to that of the Commonwealth given GDB's high balance of public sector loans on its balance sheet.

The Commonwealth and GDB have each been assigned a negative ratings outlook by the rating agencies.

The Commonwealth is currently addressing the structural imbalance referenced above through the simultaneous control of expenses and generation of other resources. The rating agencies have requested that the Commonwealth develop a multi-year fiscal plan that demonstrates the achieving of financial stability. The Commonwealth is preparing such plan. Until the successful implementation of such plan, the rating agencies may further downgrade their respective ratings of the Commonwealth's debt.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers public school teachers and certain private school teachers as well as teachers working in administrative positions. Act No. 91 of March 29, 2004 established that (i) all new teachers hired from that date and thereafter are covered by the Teachers Retirement System; and (ii) current employees of the Teachers Retirement System as of that date may elect to participate in the Teachers Retirement System or in the Employees Retirement System. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of September 30, 2005, the total number of active members of the three systems was as follows: Employees Retirement System, 284,690; Teachers Retirement System, 78,500; and Judiciary Retirement System, 690. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions consist of approximately 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions consist of 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System and Judiciary Retirement System was $11.2 billion and $166.7 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $9.2 billion and $105 million, respectively, representing a funding ratio of 17.4% and 37.1%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded liability of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2003 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short-term and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. More specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a law providing a fifth increase of 3% in post-retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the System's Board of Trustees and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

In connection with the special benefit laws applicable to the Teachers Retirement System, it is seeking reimbursement from the Commonwealth in the amount of $119 million for special benefits paid by the System to its beneficiaries for previous fiscal years through 2005. The Commonwealth's Office of Management and Budget (OMB) disputes the Teachers Retirement System's interpretation of these special benefit laws as requiring the Commonwealth's reimbursement of such special benefits paid, and this claim is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $57.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2004. The Employees Retirement System projects additional shortfalls of $20 million for fiscal year 2005 (currently under audit) and $43 million for fiscal year 2006, in connection with special benefits law payments. OMB believes that the bases of the claims from the Employees Retirement System are valid but that the amounts claimed still remain to be verified and reconciled. With respect to the shortfall for fiscal year 2006, OMB is also evaluating the requested amount by the Employees Retirement System needed to cover its shortfall over the budgeted amounts for fiscal year 2006.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., (Verizon)) provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

The Employees Retirement System's disbursements of benefits during fiscal years 2003, 2004, and 2005 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the Employees Retirement System assets. A cash shortfall, which will be covered either by a sale of assets, a loan received from the Treasury, or other financial market transactions, is also expected for fiscal year 2006.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants is likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. Also under evaluation by the Employees Retirement System is the sale of the remaining shares of PRTC stock. The proceeds to be generated by this transaction may be used to fund any cash flow imbalance, or portion thereof, in the next few years. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds, and the assignment to the Employees Retirement System of a percentage of General Fund revenues and/or excess proceeds derived from the proposed tax reform being considered by the Commonwealth.

In addition, legislation has been submitted that, if enacted, will authorize the issuance of pension obligation bonds (POBs). The POBs will contribute approximately $2 billion in assets to the Employees Retirement System and will be payable solely from the Commonwealth's General Fund. While the POBs are outstanding and the Commonwealth is paying debt service, General Fund transfers to the Employees Retirement System in any fiscal year will be reduced by an amount equal to the lesser of $100 million and the debt service on the POBs payable in such fiscal year. The proposed legislation also includes a measure that would increase employee and employer contributions to the Employees Retirement System from 8.275% and 9.275%, respectively, to 10% each. The Employees Retirement System projects that current contributions, together with investment and other recurring income, earnings on the $2 billion that would be raised by the issuance of the POBs, and the proposed increase in employee and employer contributions will allow it to improve its funding ratio. It is uncertain, however, if and when the legislation submitted will be considered and approved.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described above) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement Fund, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized on or before December 31, 2005 by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations that was acquired in an initial public offering made after June 30, 1997 are subject to a special capital gains rate of 7%. However, Act No. 40 of August 1, 2005 (Act No. 40), was enacted to change to 12.5% the tax applicable to long-term capital gains for taxable years starting after June 30, 2005.

On August 22, 2004, the Governor signed into law Act No. 226 (Act No. 226) to provide a temporary reduction in the long-term capital gains tax rate that was applicable before the enactment of Act No. 40. Act No. 226 reduced the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain was reinvested in Puerto Rico.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources. Foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

The P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico. However, Act No. 40 was enacted to change to 20% the tax rate on long-term capital gains for taxable years starting after June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Excise Taxes. The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales, and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. Legislation is currently pending in both houses of the U.S. Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the U.S. Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center, a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses; (ii) computerizing the processing of tax returns; and (iii) identifying and eliminating taxpayer evasion.

Commonwealth's Budget Structural Imbalance

The Commonwealth is currently experiencing a budget imbalance in fiscal year 2006 that comes in the wake of several recent fiscal years during which the Commonwealth had insufficient recurring revenues to cover its expenditures. These imbalances have been covered in the past with loans from GDB, financing transactions (including long-term bond issues) and other non recurring resources. During fiscal year 2005, the amount by which the Commonwealth's operating expenditures exceeded its recurring revenues (the so called structural imbalance) was $989 million. The Commonwealth estimates that during fiscal year 2006, the structural imbalance will be $858 million. This amount represents the difference between (a) recurring revenues of $8.845 billion (which excludes the $100 million expected to be generated by the interest rate swap transaction mentioned below); and (b) $9.703 billion, which is composed of the sum of (i) anticipated expenditures of $9.319 billion; and (ii) the mandated appropriation of $384 million of Excluded Debt Service, as defined in "2006 Budget Approval Process" below, related to a portion of the debt service due during fiscal year 2006 on the Commonwealth's general obligation bonds, which is intended to be paid from a GDB line of credit and ultimately, from the proceeds of a Commonwealth bond issuance. As discussed in further detail below, the Commonwealth expects to cover the fiscal year 2006 structural imbalance by financing the Excluded Debt Service ($384 million), implementing procedures to reduce expenditures, withdrawing funds from the Budgetary and Emergency Funds and utilizing other non-recurring revenues ($221 million), and entering into an interest rate swap transaction ($100 million). Although the Commonwealth is using its best efforts in order to implement fully these cost-reducing measures, there is no assurance that it will be able to do so.

There are certain expenditures not included in the amount of estimated expenditures for fiscal year 2006 ($9.319 billion), however, that may increase the structural imbalance. These expenditures consist of the following items, among others: (i) possible increases (in excess of the amount already budgeted) in health insurance premiums payable by the Commonwealth in fiscal year 2006 under its health reform program, which premiums are currently being negotiated (approximately $102 million); (ii) increases in the budget of the Legislative Assembly, the State Elections Commission, and the Office of the Ombudsman, whose budget reductions are being challenged in court, were such challenges to be successful (approximately $30 million); (iii) amounts required to be contributed by the Commonwealth to the Employees Retirement System relating to the costs of providing special benefits to retired employees, which amounts are not included in the fiscal year 2006 budget (approximately $43 million); (iv) potential additional expenditures in connection with the Medical Services Administration (approximately $30 million); (v) other potential additional operational expenditures (non-payroll related) (approximately $106 million); and (vi) previous years' debts with vendors (such items collectively, the "Additional Expenditures"). In addition to the Additional Expenditures, estimated amounts required to cover maintenance expenses incurred by Public Buildings Authority (PBA) (approximately $75 million) may further increase the structural imbalance should the Commonwealth have to cover such cash flow shortfall for PBA, however, such estimated amounts will be covered by a line of credit from GDB to PBA collateralized by real estate properties and accounts receivable, and payment to GDB is expected from the sale of such real estate and/or the collection of the receivables pledged to GDB.

The Commonwealth is also considering new revenue sources to address the structural imbalance beyond fiscal year 2006. In this regard, the Commonwealth is proposing to implement a new consumption tax and reductions in recurring expenditures as part of a comprehensive tax and fiscal reform, as discussed below.

Proposed Tax Reform

On November 21, 2005, as a result of a joint effort by the two principal political parties to address the Commonwealth's structural budget imbalance and its other fiscal difficulties, the Legislative Assembly approved, and the Governor signed, Joint Resolution No. 321 (Joint Resolution). On the same day, the Governor issued an executive order implementing the fiscal measures defined in the joint resolution (Fiscal Reform Executive Order). The Joint Resolution and Fiscal Reform Executive Order impose government wide expenditure controls and set forth the basic principles and parameters that will govern the reform of the Commonwealth's tax system and fiscal policy and practices. The proposed tax reform is aimed at increasing revenues by expanding the tax base through the implementation of a broad-based tax on the retail sales of articles of use and consumption (consumption tax).

The Joint Resolution and Fiscal Reform Executive Order come in the wake of expenditure controls previously implemented during fiscal year 2006 by the Governor, such as a reduction of appointed government positions, a limitation on the creation of new temporary employee positions, a hiring freeze, and a voluntary work week reduction program, as well as limitations on central government vehicle fleets and other expenses. If the proposed tax reform and expenditure controls are successfully implemented, the structural imbalance could be corrected by the end of fiscal year 2008. There is no assurance, however, that the structural imbalance will be corrected by such date.

Generally, the proposed tax reform will follow three basic principles: (i) broaden the tax base through the implementation of the consumption tax; (ii) reduce individual income tax rates; and (iii) simplify the administration of the tax system.

The proposed tax reform will (i) replace the Commonwealth's current excise tax with the consumption tax; (ii) include compensatory credits in order to address any regressive effect the proposed consumption tax system may have; (iii) eliminate the marriage penalty; (iv) establish an earned income tax credit; (v) increase the deduction for charitable contributions; (vi) restructure the estate tax system; (vii) provide incentives for investment in technological infrastructure and research and development activities; and (viii) adopt additional measures to foster individual savings.

Legislation with respect to the tax reform proposed by the Joint Resolution was introduced in the House of Representatives with a proposed effective date of July 1, 2006. Although the final structure of the tax reform, including the consumption tax, is under discussion, the Secretary of the Treasury expects that the tax reform will provide a net increase in the General Fund's annual revenues, after taking into consideration projected reductions in income taxes, in an amount sufficient to eventually eliminate the structural imbalance.

The Joint Resolution includes a long-term plan to reduce and improve the management of the Commonwealth's public debt. Upon the elimination of the structural budget imbalance, which elimination must be certified to the Legislative Assembly and the Governor by the Secretary of the Treasury, the Director of OMB and the President of GDB, the Commonwealth's operating budget will include an annual contribution to the public improvement fund equal to 2% of the total amount of the public improvement bonds authorized for that fiscal year. The annual contribution to the public improvement fund will increase by an additional 2% of the then current authorization for each fiscal year thereafter, up to a maximum of 20% of the current year's authorized public improvement bond issuance. This contribution is intended to reduce proportionally each year the amount of the Commonwealth's public improvement bond issues.

The Joint Resolution and the Fiscal Reform Executive Order also set forth guiding principles and parameters and impose certain expenditure controls as part of fiscal reform. The Joint Resolution and the Fiscal Reform Executive Order restrict layoffs of government employees as a means to reduce government expenditures, and impose a hiring freeze in government until the structural budget deficit has been eliminated. Fiscal discipline will be promoted by requiring each central government agency to implement a seven-year expense reduction plan, adopting a new public policy that distinguishes between unnecessary and indispensable expenses, imposing certain limitations on the use of the Budgetary Fund, and providing that the budget may only be balanced through the use of recurring revenues. The proposed fiscal reform also mandates the reduction of advertising and travel expenses, promotes the use of electronic communications and document delivery, caps the purchase price of each government vehicle, and limits other non-payroll expenditures. Furthermore, the Legislative Assembly must approve any borrowings by the Secretary of the Treasury in order to finance any Commonwealth budget deficit with debt securities that are not repaid during the same fiscal year in which they are issued.

In an effort to address other fiscal challenges faced by the Commonwealth, the Joint Resolution and the Fiscal Reform Executive Order promote the adoption of certain measures to alleviate the significant unfunded liabilities of the various government retirement systems. These measures include the transfer to the two main government retirement systems of Commonwealth assets and additional General Fund contributions from the revenues of the proposed tax reform in excess of the Commonwealth's current expenditures. Furthermore, the Joint Resolution and the Fiscal Reform Executive Order limit the implementation of early retirement programs for government employees by conditioning their implementation on receipt of an opinion from an independent actuary confirming that the retirement systems will not be adversely affected by such early retirement program.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $5.279 billion for fiscal year 2006, an increase of $83.5 million, or 1.6%, from fiscal year 2005.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Financial Control and Adjustment Procedures

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: (i) the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); (ii) the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; (iii) current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and (iv) all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2005, the balance in the Budgetary Fund was $182.6 million. As of June 30, 2006, the Budgetary Fund is projected to have a balance of $98 million.

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended on August 28, 2003, to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of July 1, 2005, prior to the aforementioned 2005 amendment, the balance in the Emergency Fund was $134.5 million.

Appropriations

In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico, and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

For fiscal year 2005, approximately 56% of the General Fund was committed for payment of the central government payroll. In addition, approximately 27% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, rental payments to the Public Buildings Authority, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2006, it is proposed that approximately 55% and 7% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Fiscal Year 2005 (Preliminary)

The consolidated budget for fiscal year 2005 totaled $24.8 billion. Of this amount, $14.5 billion is assigned to the central government. This amount included General Fund total resources and appropriations of $8.9 billion, which represent an increase of $641 million, or 7.7%, over budgeted amounts for fiscal year 2004. These total resources budgeted included $8.3 billion of total revenues and $550 million of additional resources from a GDB loan secured by tax receivables. The budget for fiscal year 2005 was approved July 1, 2004.

In the fiscal year 2005 budget, revenues and other budgetary funds total $13.4 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to fiscal year 2004 results, is due to increases in personal income taxes (up $198 million), corporate income taxes (up $41 million), various excise taxes (up $189 million), and decreases in tollgate taxes (down $19 million), customs (down $9 million), electronic lottery transfers (down $18 million), contributions from the lottery fund (down $16 million), and retained non-resident income taxes (down $19 million).

Current expenses and capital improvements of all budgetary funds total $14.1 billion, an increase of $1 billion from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 were education (up $287 million), public safety and protection (up $163 million), special pension contributions (up $52 million), debt service on Commonwealth's general obligation and guaranteed debt (up $35.8 million), welfare (up $30 million), health (up $25 million), economic development (up $16 million), transportation and communications (up $9 million), contributions to municipalities (up $7 million), housing (up $2 million), and a decrease in other debt service, consisting principally of Commonwealth appropriation debt (down $30 million), and general government debt (down $40 million).

Actual expenditures for fiscal year 2005 are currently estimated at $9.2 billion, which amount exceeds the General Fund budget by $354 million and are attributed mainly to increases in the areas of education ($303 million), public safety and protection ($23 million), health ($15 million), welfare ($10 million), and economic development ($3 million). This amount also excludes approximately $80 million of additional expenditures that were not originally budgeted. The government covered this budget imbalance with several financing transactions, among them (i) the use of a portion of the proceeds of a bond issue by Infrastructure Financing Authority to replace a General Fund budgetary allocation to the University of Puerto Rico ($317 million); (ii) the use of a portion of the proceeds of a bond issue by Children's Trust to cover other General Fund appropriations ($100 million); (iii) income generated through debt service deposit (forward delivery) agreements ($83 million); and (iv) the release of excess funds held by the Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority ($30 million), all of which totaled $530 million. The remaining $98 million of this amount was carried forward to budgetary reserves for future use. The $354 million amount does not include expenditures for the Health Insurance Administration, the Medical Services Administration, the Police Department, previous fiscal years' debt with vendors, and additional contributions to the Employees Retirement System, the latter of which is estimated to be $20 million.

The general obligation bond authorization for the fiscal year 2005 budget was $550 million, all of which bonds have been issued.

Budget for Fiscal Year 2006

The consolidated budget for fiscal year 2006 totals $24.8 billion. Of this amount, $14.8 billion is assigned to the central government. This includes General Fund total resources and appropriations of $8.9 billion, which represents an increase of $91 million, or 1%, over budgeted amounts for fiscal year 2005.

In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

Current expenses and capital improvements of all budgetary funds total $14.9 billion, an increase of approximately $797 million from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $265 million), health (up $31.3 million), welfare (up $6 million), transportation and communications (up $8 million), contributions to municipalities (up $16 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), decreases in general government (down $53 million) and economic development (down $18.4 million), and decreases in housing (down $7 million), public safety and protection (down $25 million), and debt service on Commonwealth's general obligation and guaranteed debt (down $263 million).

The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

2006 Budget Approval Process

Executive Order Budget. On March 16, 2005, the Governor of Puerto Rico, Aníbal Acevedo-Vilá, submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of revenues and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion, representing an increase of $476 million, or 5.2%, over estimated actual expenditures for fiscal year 2005 ($9.208 billion). The proposed budget package included several new revenue-raising measures sufficient to cover budgeted expenditures, most of which required legislative approval. However, as mentioned below, the Legislative Assembly did not approve the budget proposed by the Governor.

On June 30, 2005, the Legislative Assembly, which is controlled by the principal opposition political party, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. Governor Acevedo-Vil´ vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Commonwealth's Constitution. He did, however, sign into law certain revenue-raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of the Commonwealth's Department of Justice (Justice), these revenue-raising measures are enforceable regardless of such language. Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

As a result of the Governor's veto, and in accordance with the Commonwealth's Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and will continue in effect for fiscal year 2006 unless another budget for fiscal year 2006 is approved by the Legislative Assembly and the Governor. At this time, it is not anticipated that a new budget for fiscal year 2006 will be approved prior to the end of the fiscal year, although it is possible that other appropriations for special purposes may be approved from time to time.

According to an opinion issued by the Secretary of Justice, the fiscal year 2006 budget that went into effect on July 1, 2005 authorized total spending of $9.489 billion, consisting of the amounts provided by (i) the fiscal year 2005 budget resolution; (ii) laws that assigned resources according to formulas or over several years, including fiscal year 2006; and (iii) laws approved during fiscal year 2005 with respect to ordinary government operational expenses. This amount was reduced to $9.284 billion as a result of (i) new appropriations approved after July 1, 2005; (ii) automatic reductions to certain formula based appropriations pegged to the amount of estimated revenues; and (iii) a special adjustment eliminating the appropriation for $384 million related to a portion of debt service for general obligation bonds due during fiscal year 2006.

On August 30, 2005, the Governor adopted Executive Order 2005-58 (Budget 2006 Executive Order), in which he made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury's estimate of total revenues for fiscal year 2006 of $8.945 billion, as required by Commonwealth law. These adjustments included a $384 million reduction related to a portion of debt service for general obligation bonds due during fiscal year 2006 (Excluded Debt Service) which is being paid from a GDB line of credit already in place and ultimately will be paid from the proceeds of a Commonwealth bond issue.

As a result of the insufficiency of projected revenues for fiscal year 2006 to meet the appropriations made in the fiscal year 2005 budget, and based in part on the opinion issued by the Secretary of Justice, the Governor made certain modifications to amounts assigned to agencies and instrumentalities under the 2005 budget by reallocating funds to agencies that provide direct services, such as the Department of Education, the Health Department, and the police. This reallocation reduced the budget of many other Commonwealth agencies and instrumentalities from the levels provided in the fiscal year 2005 budget. Some of the entities whose budgets were reduced (the House of Representatives, the Senate, the State Elections Commission, the Superintendent of the Capitol, and the Office of the Ombudsman) filed suit challenging, on statutory grounds, the Governor's reduction of their previous year's budget allocations. Two superior court judges have ruled differently on this matter. These decisions are currently pending resolution before the Puerto Rico Supreme Court.

2006 Budget Imbalance. Notwithstanding the budget reduction implemented by the Fiscal Reform Executive Order, the Commonwealth estimates that its actual expenditures during fiscal year 2006 payable from General Fund revenues will total $9.319 billion. Without taking into account any additional revenues, the Additional Expenditures and the Excluded Debt Service, and assuming no other expenditures during fiscal year 2006, the difference between estimated expenditures of $9.319 billion and estimated revenues of $8.945 billion is $374 million. The Fiscal Reform Executive Order requires all central government agencies to operate within their assigned budgets for the remainder of fiscal year 2006. Accordingly, agencies must present a report to OMB outlining plans to avoid additional expenditures and finish the year within budget, no later than 30 days after the effectiveness of the Fiscal Reform Executive Order. This action is designed to eliminate or reduce the $374 million difference and the level of the Additional Expenditures. The reports required by the Fiscal Reform Executive Order must also be presented to the respective Presidents of the Commonwealth's Senate and House of Representatives, and the House Ways and Means Committee and the House Budget Committee, who may determine, based on such reports, whether any additional revenue measures are warranted. In the event expenditures were still to exceed revenues, the Commonwealth estimates it would have available $221 million from the Emergency Fund, the Budgetary Fund, and other non-recurring resources.

As an initial temporary measure, on August 3, 2005, the Governor issued an Executive Order requiring most Executive Branch agencies to establish a voluntary employee hourly reduction program. The purpose of the program is to reduce salary expenditures by the government. The program established two hourly alternatives with different pay incentives (1) one day per week work reduction with a 15% reduction in salary; and (2) 50% reduction in the regular hourly work week with a 35% reduction in salary (for those employees with 5 years or less before retirement, the second option will only entail a 25% reduction in salary).

It is possible that the Commonwealth may realize additional revenues and incur additional expenditures not included in the above estimated budget imbalance. As previously stated, revenues for the first quarter of fiscal year 2006 have exceeded budgeted amounts by $56 million. Although the Treasury is not in a position to project fiscal year end revenues before completing the first semester, revenues may exceed the budgeted amount. There is no assurance that such level of revenue collection will continue for the remainder of the fiscal year, or that revenue levels will exceed the budgeted amount of $8.945 billion.

In addition, it is possible that expenditures may exceed the estimated level of $9.319 billion. This amount is based on the expenditure projections provided to OMB by certain key central government agencies taking into account their actual expenditures during the first two months of fiscal year 2006, with such projections having been adjusted to reflect certain recently legislated or otherwise expected expenditure increases. This amount, however, does not take into account the Additional Expenditures, some of which are contingent on negotiations and court decisions.

Although the Commonwealth is using its best efforts in order to maximize revenues and reduce expenditures, there is no assurance that revenues will be greater than the budgeted $8.945 billion or that expenditures will not exceed the estimated level of $9.319 billion. Moreover, though contrary to current public policy, the Commonwealth and its instrumentalities could obtain further extensions of credit by GDB to fund any remaining imbalance in fiscal year 2006 should other measures be insufficient to cover such imbalance.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

The fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for the fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended February 28, 2006 and 2005, the fund's portfolio turnover rates were ___% and ___%, respectively. [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.]

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. [Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year, shareholder activity, and/or portfolio turnover.]

[For the fiscal years ended February 28, 2006, 2005, and 2004, the fund paid no brokerage commissions.]

[The following table shows the total amount of brokerage commissions paid by the fund for the fiscal years ended February 28, 2006, 2005, and 2004, stated as a dollar amount and a percentage of the fund's average net assets.]

	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
February 28
2006		$ 	 %
2005		$ 	 %
2004		$ 	 %

[During the fiscal years ended February 28, 2006, 2005, and 2004, the fund paid brokerage commissions of $_____, $_____, and $_____, respectively, to NFS. NFS is paid on a commission basis. [During the fiscal year ended February 28, 2006, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.] [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of NFS's use of a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.] [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of NFS's use of a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees]./The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS reflects the relatively low rate of commissions paid on futures transactions.]

[During the fiscal year ended February 28, 2006, the fund paid $__ in brokerage commissions to firms for providing research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.] [During the fiscal year ended February 28, 2006, the fund paid no brokerage commissions to firms for providing research services.]

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the compensation paid by the fund on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION


The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

California Tax Matters. [As long as a fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as capital gains. California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise tax.]

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

[As of February 28, 2006, the fund had an aggregate capital loss carryforward of approximately $____. This loss carryforward, [all of which will expire on February 28, [year]/of which $___, $___, and $___will expire on February 28, [year], [year], and [year] , respectively], is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, the fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.]

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.


Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity California Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Douglas T. McGinley (41)

Year of Election or Appointment: 2004

Vice President of the fund. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

[Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).]

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 28, 2006, the committee held [[Number of Meetings]/no] meeting[s].

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 28, 2006, the committee held [[Number of Meetings]/no] meeting[s].

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier , and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended February 28, 2006, [each Fund Oversight Committee held [[Number of Meetings]/no] meeting[s]/the Equity Committee held [[Number of Meetings]/no] meeting[s], the Fixed-Income, International, and Special Committee held [[Number of Meetings]/no] meeting[s], and the Select and Asset Allocation Committee held [[Number of Meetings]/no] meeting[s]].

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 28, 2006, [each Fund Contract Committee held [[Number of Meetings]/no] meeting[s]./the Equity Contract Committee held [[Number of Meetings]/no] meeting[s] and the Fixed-Income Contract Committee held [[Number of Meetings]/no] meeting[s]].

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended [Month] [Day], [Year], the Shareholder, Distribution and Brokerage Committee held [[Number of Meetings]/no] meeting[s].

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2006, the committee held [[Number of Meetings]/no] meeting[s].

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2006, the committee held [[Number of Meetings]/no] meeting[s].

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 28, 2006, the committee held [[Number of Meetings]/no] meeting[s].

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended February 28, 2006, the committee held [[Number of meetings]/no] meeting[s].

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2005.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
The fund	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	Marie L. Knowles
The fund	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[--*/none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
The fund	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	 over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 28, 2006, or calendar year ended December 31, 2005, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[2]	Albert R. Gamper, Jr.[3]	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann[4]
The fund [C]	$ 	$ 	$ 	$ 	$ 	$ 	$
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 399,000	$ 373,000	$ 502,500
AGGREGATE COMPENSATION FROM A FUND	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe[5]
The fund [C]	$ 	$ 	$ 	$
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

3 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

4 Mr. Mann served on the Board of Trustees through December 31, 2005.

5 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2005 for 324 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500;Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148, 500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $___.

[C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $__; Albert R. Gamper, Jr., $_ ; Robert M. Gates, $__; George H. Heilmeier, $__; Marie L. Knowles, $__; Ned C. Lautenbach, $__; William O. McCoy, $__ ; Cornelia M. Small, $__;William S. Stavropoulos, $__; and Kenneth L. Wolfe, $__. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: [[__], [$___]].]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

[As of February 28, 2006, approximately __% of the fund's total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page ___, Mr. Edward C. Johnson 3d, Trustee, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]

[As of February 28, 2006, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]

[As of February 28, 2006, the following owned [of record/beneficially] 5% or more of [[Name(s) of Class(es)]/each class]'s outstanding shares:]

[As of February 28, 2006, approximately ____% of the fund's total outstanding shares was held by [___].]

[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.


MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for February 2006 - was __%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for February 2006, the fund's annual management fee rate would be calculated as follows:

Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
0.___%	+	0.25%	=	0.___%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended February 28 2006, 2005, and 2004, the fund paid FMR management fees of $_________, $____________, and $__________, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

[FMR voluntarily agreed to reimburse [Name(s) of Class(es)] if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The following table[s] show[s] the period[s] of reimbursement and level[s] of expense limitation[s] [for the applicable class[es]]; the dollar amount of management fees incurred under [the/each] fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for [the/each] period.]

	Period[s] of Expense Limitation		Aggregate Operating Expense	Fiscal Years Ended	Management Fee Before	Amount of Management Fee
Fund	From	To	Limitation	[Month] [Day]	Reimbursement	Reimbursement
[Fund Name] - [Class Name]	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$
	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$
	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended February 28 2006, 2005, and February 29, 2004, FMR paid FIMM fees of $________, $_________, and $________, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

[For the past three fiscal years, no fees were paid to [FIIA] [and] [FIIA(U.K.)L] on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.]

[For providing investment advice and research services pursuant to the fixed-income research agreements, fees paid to FIIA and FIIA(U.K.)L on behalf of the fund for the past three fiscal years are shown in the following table.]

Fiscal Year Ended February 28	 FIIA	 FIIA(U.K.)L
2006	$ 	$
2005	$ 	$
2004	$ 	$

Doug McGinley is the portfolio manager of the fund and receives compensation for his services. As of February 28, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of California Municipal Income Fund is based on the fund's pre-tax investment performance measured against the Lehman Brothers® California Enhanced Municipal Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. McGinley as of February 28, 2006:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes California Municipal Income Fund ($_____ (in millions) assets managed). The net asset value of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of February 28, 2006, the dollar range of shares of California Municipal Income Fund beneficially owned by Mr. McGinley was ______________.














PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

 B. Non-routine proposals will generally be voted in accordance with the guidelines.

 C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

 D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)

 A. Large capitalization company - a company included in the Russell 1000® stock index.

 B. Small capitalization company - a company not included in the Russell 1000 stock index.

 C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

 D. Poison Pill Plan - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Such plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

 F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

 G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

 1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

 With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

 a. The poison pill includes a sunset provision of less than 5 years;

 b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

 c. Shareholder approval is required to reinstate the poison pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV. Compensation

 A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

 FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

 However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

 a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

 b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

 3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

 4. The granting of awards to non-employee directors is subject to management discretion.

 5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

 FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

 3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 4. The company's relative performance compared to other companies within the relevant industry or industries;

 5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V. Anti-Takeover Plans

 FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

 A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

 B. The anti-takeover plan includes the following:

 1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

 2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

 3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

 4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

 5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

 D. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

 A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

 B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	February 28, 2006	$ 	$
	February 29, 2005	$ 	$
	February 28, 2004	$ 	$
Class T	February 28, 2006	$ 	$
	February 29, 2005	$ 	$
	February 28, 2004	$ 	$
Class B	February 28, 2006			$ 	$
	February 29, 2005			$ 	$
	February 28, 2004	--	--	$ 	$
Class C	February 28, 2006	--	--	$ 	$
	February 29, 2005	--	--	$ 	$
	February 28, 2004	--	--	$ 	$

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

The table below shows the distribution and service fees paid for Class A, Class T, Class B, and Class C, of the fund for the fiscal year ended February 28, 2006.

	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
Class A	$ 	$ 	$ 	$ 	$ 	$
Class T	$ 	$ 	$ 	$ 	$ 	$
Class B	$ 	$ 	$ 	$ 	$ 	$
Class C	$ 	$ 	$ 	$ 	$ 	$

[* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.]

[** These amounts are retained by FDC for use in its capacity as distributor.]

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under the Class A, Class T, Class B, and Class C Plans, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. The Class A, Class T, Class B, and Class C Plans specifically recognize that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Class A, Class T, Class B, and Class C Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.


In addition to the distribution fees paid by FDC to intermediaries shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor Funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from their own resources to certain intermediaries for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional at the time of purchase. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of the fund has entered into a transfer agent agreement with Citibank, N. A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank in turn has entered into a sub-transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee each paid monthly with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Advisor Freedom Fund's assets that is invested in the fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are held in the names of intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the funds, for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made upon direction, for other plan expenses.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement and information services for mutual funds and other financial services companies.


The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

In addition, the fund is subject to a multiple class surcharge of 10% of the asset-based fee.

For the fiscal years ended February 28, 2006, 2005, and 2004, the fund paid FSC pricing and bookkeeping fees, of $____, $____, and $____, respectively.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity California Municipal Income Fund is a fund of Fidelity California Municipal Trust, an open-end management investment company created under an initial declaration of trust dated April 28, 1983. On August 15, 2005, Fidelity California Municipal Income Fund changed its name from Spartan® California Income Fund to Fidelity California Municipal Income FundCurrently, there are two funds offered in the trust: Fidelity California Municipal Income Fund and Fidelity California Short-Intermediate Tax-Free Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of the fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or , for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. _______, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended February 28, 2006, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprised of executive officers of FMR and its affiliates) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

1. The fund will provide a full list of holdings as of the end of the fund's fiscal quarter on www.advisor.fidelity.com (Literature and Fund) 60 days after its fiscal quarter-end.

This information will be available on the web site until updated for the next applicable period.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities include: the fund's trustees; the fund's manager, its sub-advisers and its affiliates whose access persons are subject to a code of ethics; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; an issuer, regarding the number of shares of the issuer (or percentage of outsourcing shares) held by the fund; and third-parties in connection with a bankruptcy proceeding relating to a fund holding.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to [the/a] fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); and Moody's Investor Services (full holdings weekly, six days after the end of the week).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity Investments & (Pyramid) Design, Spartan, and Fidelity are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Fidelity California Municipal Trust
Post-Effective Amendment No. 51

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated March 13, 2002, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 41.

(2) Certificate of Amendment of the Declaration of Instrument, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 45.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(c) Not applicable.

(d) (1) Management Contract, dated March 1, 2000, between Fidelity Management & Research Company and Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 39.

(2) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36.

(3) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(4) Schedule A, dated November 17, 2005, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (d)(16) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

(5) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(6) Schedule A, dated November 17, 2005, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (d)(18) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

(7) Management Contract, dated October 20, 2005 between Fidelity Management & Research Company and Fidelity California Short-Intermediate Tax-Free Bond Fund is filed herein as Exhibit (d)(7).

(8) Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Fidelity California Short-Intermediate Tax-Free Bond Fund is filed herein as Exhibit (d)(8).

(9) Form of Master International Fixed-Income Research Agreement between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 48.

(10) Form of Fixed-Income Sub-Research Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 48.

(e) (1) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity California Municipal Trust on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48.

(2) General Distribution Agreement, dated October 20, 2005 between Fidelity California Municipal Trust on behalf of Fidelity California Short-Intermediate Tax-Free Bond Fund and Fidelity Distributors Corporation is filed herein as Exhibit (e)(2).

(3) Form of Selling Dealer Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit e(3) of Post-Effective Amendment No. 43.

(4) Form of Bank Agency Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit e(4) of Post-Effective Amendment No. 43.

(5) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised July 2001) is incorporated herein by reference to Exhibit e(5) of Post-Effective Amendment No. 43.

(f) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 002-75537) Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement and Appendix C, dated July 1, 2001, between Citibank, N.A. and Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 49.

(2) Appendix A, dated October 20, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File No. 002-79910) Post-Effective Amendment No. 42.

(3) Appendix B dated August 24, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (g)(3) of Fidelity Union Street Trust II's (File No. 033-43757) Post-Effective Amendment No. 28.

(4) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (g)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Post-Effective Amendment No. 20.

(5) Form of Custodian Agreement, Appendix A, Appendix B, Appendix C, and Appendix D between Citibank, N.A. and Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 48.

(h) Not applicable.

(i) Not applicable.

(j) To be filed by subsequent amendment.

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity California Municipal Income Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 38.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class A is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 43.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class T is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 43.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class B is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 43.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Class C is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 43.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund): Fidelity Advisor California Municipal Income Fund Institutional Class is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 43.

(7) Distribution and Service Plan pursant to Rule 12b-1 for Fidelity California Short-Intermediate Tax-Free Bond Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 50.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated October 20, 2005, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (n)(1) of Fidelity Advisor Series VIII's (File No. 002-86711) Post-Effective Amendment No. 81.

(2) Schedule I, dated October 20, 2005, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated October 20, 2005, on behalf of Spartan California Municipal Income Fund (currently known as Fidelity California Municipal Income fund) is incorporated herein by reference to Exhibit (n)(2) of Fidelity Advisor Series VIII's (File No. 002-86711) Post-Effective Amendment No. 81.

(p) (1) Code of Ethics, dated January 1, 2005, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

(2) Code of Ethics, dated January 1, 2005, adopted by Fidelity International Limited (FIL), Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

Item 24. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson

Previously served as President and Director of FMR, FMRC, and FIMM (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of Fidelity Employer Service Co. (FESCO) (2005), and President and a Director of Fidelity Investments Institutional Operations Company, Inc. (FIIOC) (2005).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).
Robert L. Reynolds	President and Director of FMR, FMRC, and FIMM (2005); Director and Chief Operating Officer of FMR Corp.
Stephen P. Jonas	Executive Director of FMR and FMRC (2005); Director of FIMM (2005), and FMR Corp.; Senior Vice President of funds advised by FMR.

Thomas Allen	Vice President of FMR, FMRC, and funds advised by FMR.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani	Vice President of FMR and FMRC (2004).

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and a fund advised by FMR.

Philip L. Bullen

Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Previously served as Director of Strategic Advisers, Inc. (2005).

Steve Buller	Vice President of FMR, FMRC, and funds advised by FMR.

John J. Burke	Vice President of FMR (2004).
John H. Carlson	Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2003).

Stephen Calhoun	Vice President of FMR, FMRC (2005), and funds advised by FMR.

James Catudal	Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Executive Vice President of FMR and FMRC (2005); Senior Vice President of FIMM and Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Timothy Cohen	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR, FMRC (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Previously served as Senior Vice President of FMR and FMRC (2005).

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Executive Vice President of FMR and FMRC (2005); Vice President of High-Yield and Fixed-Income funds advised by FMR; Previously served as Senior Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.
William Eigen	Previously served as Vice President of FMR, FMRC, Strategic Advisers, Inc., and funds advised by FMR (2005).
Michael Elizondo	Vice President of FMR and FMRC (2004).

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffrey Feingold	Vice President of FMR and FMRC (2005).

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Ferguson	Previously served as Vice President of FMR and FMRC (2005).

Karen Firestone	Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2005).

Jay Freedman	Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.
Christopher J. Goudie	Vice President of FMR and FMRC (2004).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); Vice President of the Select and Asset Allocation funds advised by FMR.

Bart A. Grenier	Previously served as Senior Vice President of FMR and FMRC, Vice President of certain Equity and High Income funds advised by FMR, and President and Director of Strategic Advisers, Inc. (2005).

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond

Executive Vice President of FMR (2005); Previously served as Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM, Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc., and Treasurer of Strategic Advisers, Inc. and FMR Corp. (2005).

Brian J. Hanson	Vice President of FMR, FMRC (2004), and funds advised by FMR.
James Harmon	Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

Teresa A. Hassara	Vice President of FMR (2005).

Timothy F. Hayes	Executive Vice President of FMR (2005).

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and funds advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

Michael T. Jenkins	Vice President of FMR and FMRC (2004).
David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.
Jonathan Kelly	Vice President of FMR and FMRC (2003).
William Kennedy	Vice President of FMR, FMRC, and a fund advised by FMR.

Francis V. Knox, Jr.	Previously served as Vice President of FMR and Assistant Treasurer of funds advised by FMR (2005).

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR, FMRC, and funds advised by FMR.

Thomas P. Lavin	Vice President of FMR and FMRC (2005).

Maxime Lemieux	Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

James MacDonald	Previously served as Senior Vice President of FMR (2005).

Robert B. MacDonald	Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005).

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.
Peter J. Millington	Vice President of FMR and FMRC (2004).

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer	Vice President of FMR and FMRC (2004).
Charles S. Morrison	Vice President of FMR and Bond funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

David L. Murphy

Executive Vice President of FMR (2005); Vice President of Fixed-Income and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FMR (2005) and FIMM (2003).

Steve Neff	Senior Vice President of FMR (2005).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.
Fatima Penrose	Senior Vice President of FMR (2005); Previously served as Vice President of FMR (2005).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.
John R. Porter	Vice President of FMR, FMRC (2004), and funds advised by FMR.

Keith Quinton	Vice President of FMR, FMRC, and funds advised by FMR.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR, FMRC, and funds advised by FMR.
William R. Ralls	Previously served as Vice President of FMR (2005).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2005).

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004); Anti-Money Laundering Officer (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Previously served as Senior Vice President of FMR (2005); Chief Financial Officer and Executive Vice President of FMR Corp. (2005).

Eric D. Roiter

Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze	Previously served as Vice President of FMR, FMRC, and a fund advised by FMR (2005).

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005).

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, Strategic Advisers, Inc. (2005), and FMR Corp.

Susan Sturdy	Assistant Secretary of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.
Matthew C. Torrey	Vice President of FMR and FMRC (2004).

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Senior Vice President of FMR (2005); Vice President of FMRC and funds advised by FMR; Previously served as Vice President of FMR (2005).

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky	Vice President of FMR, FMRC (2004), and funds advised by FMR.
J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and funds advised by FMR.

Ellen Wilson	Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004).

Steven S. Wymer	Senior Vice President of FMR (2005); Vice President of FMRC and a fund advised by FMR; Previously served as Vice President of FMR (2005).

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.
Derek L. Young	Vice President of FMR and FMRC (2004).

(2) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FIMM, FMR, FMRC, and FMR Far East; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson

Previously served as President and Director of FIMM, FMR, and FMRC (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of FESCO (2005), and President and a Director of FIIOC (2005).

Robert L. Reynolds	President and Director of FIMM, FMR, and FMRC (2005); Director and Chief Operating Officer of FMR Corp.

Stephen P. Jonas	Director of FIMM (2005), and FMR Corp.; Executive Director of FMR and FMRC (2005); Senior Vice President of funds advised by FMR.

Dwight D. Churchill	Senior Vice President of FIMM; Executive Vice President of FMR and FMRC (2005); Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Jay Freedman	Secretary of FIMM, FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp.; Assistant Secretary of FMR, FMRC, and FDC.

Stanley N. Griffith	Previously served as Assistant Secretary of FIMM, and Assistant Vice President of Fixed-Income funds advised by FMR (2003).

Karen Hammond

Previously served as Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., and FMR Far East, Vice President of FIMM, FMR U.K., FMR Far East, and Strategic Advisers, Inc. and Treasurer of Strategic Advisers, Inc. and FMR Corp. (2005); Executive Vice President of FMR (2005).

Michael Kearney	Assistant Treasurer of FIMM (2005).

Charles S. Morrison	Senior Vice President of FIMM (2003); Vice President of FMR and Bond funds advised by FMR; Previously served as Vice President of FIMM (2003).

David L. Murphy

Senior Vice President of FIMM (2003); Executive Vice President of FMR (2005); Vice President of Fixed-Income and Money Market funds advised by FMR; Previously served as Vice President of FIMM (2003) and FMR (2005).

Kenneth A. Rathgeber	Chief Compliance Officer of FIMM, FMR, FMRC, FMR U.K., FMR Far East, and Strategic Advisers, Inc. (2005).

Eric D. Roiter

Assistant Secretary of FIMM, FMR U.K., and FMR Far East; Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

Thomas J. Silvia	Senior Vice President of FIMM (2005); Vice President of Fixed-Income funds advised by FMR.

Susan Sturdy	Assistant Secretary of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC, and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

JS Wynant	Treasurer of FIMM, FMR, FMRC, FMR U. K., and FMR Far East; Vice President of FMR and FMRC.

(3) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President (2005) and Director (2002) of FIIA; President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005).

Simon Fraser

Previously served as Director and President of FIIA (2005), Director and Chief Executive Officer of FIIA(U.K.)L (2005), and Senior Vice President of FMR U.K. (2003); Director, Chairman of the Board, Chief Executive Officer of FMR U.K.

Brett Goodin	Director of FIIA.

Simon M. Haslam	Director of FIIA and FIJ.

Matthew Heath	Previously served as Secretary of FIIA (2004).

David Holland	Previously served as Director and Vice President of FIIA (2006); Director of FIJ (2005).

Kathryn Matthews	Director of FIIA (2005).

Samantha Miller	Previously served as HK Compliance Officer of FIIA (2005).

Frank Mutch	Director of FIIA.

Allan Pelvang	Director and Vice President of FIIA (2006).

Peter Phillips	Director of FIIA.

Rosalie Powell	Assistant Secretary of FIIA.

David J. Saul	Director of FIIA.

Graham Seed	Secretary of FIIA (2004).
Andrew Steward	Chief Financial Officer of FIIA; Director of FIIA(U.K.)L and FIGEST (2004).
Robert Stewart	Director of FIIA (2004).
Ann Stock	Chief Compliance Officer of FIIA (2005); Director of FIIA(U.K.)L (2003).

Andrew Wells	Director of FIIA (2005).

Nigel White	Previously served as Chief Compliance Officer of FIIA (2005).

(4) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005); President (2005) and Director (2002) of FIIA.
Gareth Adams	Previously served as Director of FIIA(U.K.)L (2003).

Simon Fraser

Previously served as Director and Chief Executive Officer of FIIA(U.K.)L (2005), Director and President of FIIA (2005), and Senior Vice President of FMR U.K. (2003); Director, Chairman of the Board, Chief Executive Officer of FMR U.K.

Ian Jones	Chief Compliance Officer of FIIA(U.K.)L (2004).

Andrew Steward	Director of FIIA(U.K.)L and FIGEST (2004); Chief Financial Officer of FIIA.

Ann Stock	Director of FIIA(U.K.)L (2003); Chief Compliance Officer of FIIA (2005).

Richard Wane	Director of FIIA(U.K.)L (2003).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
One Federal Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (Far East) Inc. (FMR Far East)
One Federal Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
One Spartan Way
Merrimack, NH 03054

Fidelity International Investment Advisors (FIIA)
Pembroke Hall,
42 Crow Lane,
Pembroke HM19, Bermuda

Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L)
25 Cannon Street
London, England EC4M5TA

Fidelity Investments Japan Limited (FIJ)
Shiroyama JT Mori Building, 19th Floor
4-3-1, Toranomon, Minato-ku,
Tokyo, Japan 105-6019

Fidelity Gestion (FIGEST)
Washington Plaza
29 rue de Berri
Paris, France 75008

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR Corp.
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Jeffrey Carney	Director and President (2003)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jay Freedman	Assistant Secretary	None
Stuart Fross	Vice President and Secretary (2005)	Assistant Secretary of funds advised by FMR.
Jane Greene	Treasurer and Controller	None
Donald C. Holborn	Executive Vice President	None
William F. Loehning	Executive Vice President (2003)	None
Ellyn A. McColgan	Director	None
Susan Sturdy	Assistant Secretary	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 51 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 15th day of February 2006.

Fidelity California Municipal Trust
	By	/s/Christine Reynolds
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Christine Reynolds, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Christine Reynolds		President and Treasurer	February 15, 2006
Christine Reynolds		(Principal Executive Officer)

/s/Paul M. Murphy		Chief Financial Officer	February 15, 2006
Paul M. Murphy		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	February 15, 2006
Edward C. Johnson 3d

/s/Dennis J. Dirks	*	Trustee	February 15, 2006
Dennis J. Dirks

/s/Albert R. Gamper	**	Trustee	February 15, 2006
Albert R. Gamper

/s/Robert M. Gates	*	Trustee	February 15, 2006
Robert M. Gates

/s/George H. Heilmeier	*	Trustee	February 15, 2006
George H. Heilmeier

/s/ Stephen P. Jonas		Trustee	February 15, 2006
Stephen P. Jonas

/s/Marie L. Knowles	*	Trustee	February 15, 2006
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	February 15, 2006
Ned C. Lautenbach

/s/William O. McCoy	*	Trustee	February 15, 2006
William O. McCoy

/s/Robert L. Reynolds	*	Trustee	February 15, 2006
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	February 15, 2006
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	February 15, 2006
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	February 15, 2006
Kenneth L. Wolfe

* Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* By: /s/Margery K. Neale
Margery K. Neale, pursuant to a power of attorney dated January 1, 2005 and filed herewith.

** By: /s/Margery K. Neale
Margery K. Neale, pursuant to a power of attorney dated January 24, 2006 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	June 14, 2001
Edward C. Johnson 3d

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Advisor Series VIII

Fidelity California Municipal Trust

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Financial Trust

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Trustee (collectively, the "Funds"), hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Margery K. Neale and Karen H. McMillan, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 24, 2006.

WITNESS my hand on this 24th of January 2006.

/s/Albert R. Gamper

Albert R. Gamper

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Craig S. Tyle, Margery K. Neale and Karen H. McMillan, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2005.

WITNESS our hands on this first day of January 2005.

/s/Laura B. Cronin	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Marvin L. Mann
Laura B. Cronin		Marvin L. Mann
/s/Dennis J. Dirks		/s/William O. McCoy
Dennis J. Dirks		William O. McCoy
/s/Robert M. Gates		/s/Robert L. Reynolds
Robert M. Gates		Robert L. Reynolds
/s/George H. Heilmeier		/s/Cornelia M. Small
George H. Heilmeier		Cornelia M. Small
/s/Abigail P. Johnson		/s/William S. Stavropoulos
Abigail P. Johnson		William S. Stavropoulos
/s/Marie L. Knowles		/s/Kenneth L. Wolfe
Marie L. Knowles		Kenneth L. Wolfe
/s/Ned C. Lautenbach
Ned C. Lautenbach